UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   July 27, 2007

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

Quorum Office Park 271 Mill Road Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Appointment of New Director

The Board of Directors (the “Board”) of Datawatch Corporation (the “Company”) has appointed William B. Simmons, Jr. to a newly created seat on the Company’s Board, effective July 27, 2007.  Mr. Simmons joins the Board from the Boston law firm Choate Hall & Stewart LLP, where he is Of Counsel.  Mr. Simmons has represented Datawatch as outside legal counsel for more than 15 years, including representing the Company during its initial public offering and numerous other transactions.  As he joins the Company’s Board, Mr. Simmons will be stepping away as corporate counsel on the Company’s day-to-day matters.

As a member of the Company’s Board, Mr. Simmons will receive $15,000 per year for his service, and will be eligible to receive stock options or awards under the Company’s 2006 Equity Compensation and Incentive Plan.  Upon his appointment, Mr. Simmons was granted 2,500 restricted stock units under the Company’s Non-Employee Director Stock Option Policy.  The restricted stock units will vest in one-third increments on the next three anniversaries of his appointment.  A form of the agreement used to grant restricted stock units to the Company’s non-employee directors is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In connection with his appointment, Mr. Simmons also entered into an indemnification agreement with the Company (the “Indemnification Agreement”), which is in the same form as the indemnification agreements entered into by the other non-employee directors on the Company’s Board.  The Indemnification Agreement requires the Company to indemnify Mr. Simmons for any and all expenses (including attorney fees), judgments, penalties, fines and amounts paid in settlement which are actually and reasonably incurred by him in connection with any threatened, pending or completed proceeding arising out of Mr. Simmons’ status as a director of the Company.  In addition, the Indemnification Agreement requires the Company to advance expenses incurred by Mr. Simmons in connection with any proceeding against him with respect to which he may be entitled to indemnification by the Company.  A form of the Indemnification Agreement was filed with the Securities Exchange Commission as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, and is incorporated herein by reference.

On July 31, 2007, the Company issued a press release regarding the Mr. Simmons’ appointment to the Board.  The press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

The following Exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Agreement for Directors
99.1	Press Release dated July 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

Date: August 1, 2007
By: /s/ Robert W. Hagger
Name: Robert W. Hagger
Title: President and Chief Executive Officer